UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2020

ACREAGE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-56021

British Columbia, Canada	98-1463868
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

366 MADISON AVENUE, 11TH FLOOR NEW YORK, NEW YORK, 10017, UNITED STATES
(Address of principal executive offices, including zip code)

(646) 600-9181
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Subordinate Voting Shares, no par value	ACRGF	OTC Markets Group Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into Material Definitive Agreement

On August 17, 2020, Acreage Holdings, Inc. (the “Company”) amended the term and exercise price of the 6,085,192 Class A subordinate voting share purchase warrants (the “Warrants”) issued as part of the Company’s private placement which closed on February 10, 2020. In connection with the amendment of the terms of the Warrants, the holders of the Warrants have entered into voting support and lock-up agreements (the “Voting Agreements”), pursuant to which they have agreed, among other things, to vote in favor of the resolution to approve the implementation of the previously announced amended and restated plan of arrangement involving the Company and Canopy Growth Corporation pursuant to the Business Corporations Act (British Columbia).

The description of the Voting Agreements is only a summary and is qualified in its entirety by reference to the full text of the form of such agreements attached hereto as Exhibit 1.1.

Item 7.01	Regulation FD Disclosure.

On August 17, 2020, Acreage issued a press release announcing that it amended the Warrants and entered into the Voting Agreements. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information set forth in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information set forth in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following Exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit
1.1	Form of voting support and lock-up agreement
99.1	Press release of Acreage Holdings, Inc., dated August 17, 2020, announcing amendment of warrant terms

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ACREAGE HOLDINGS, INC.

/s/ Glen Leibowitz
Date: August 19, 2020	Glen Leibowitz
Chief Financial Officer